UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.
(Exact name of registrant as specified in charter)

100 Park Avenue, 35th Floor, New York, New York 10017
(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
100 Park Avenue
35th Floor
New York, New York 10017
(Name and address of agent for service)

Copy to:
John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1:  Report to Shareholders

For the six months ended June 30, 2011, the	domestic consumer spending, results have been
net asset value per Common Share increased	buoyed by strong demand from emerging markets
4.4%, while the investment return to our	and ongoing improvements in productivity. Earnings
stockholders increased by 4.6%. By comparison, our	have been enhanced, furthermore, by restructurings
benchmark, the Standard & Poor’s 500 Stock Index	and stock buy backs, facilitated by historically low
(including income), increased 6.0%. For the twelve	interest rates and greatly improved balance sheets.
months ended June 30, 2011, the return on the net
asset value per Common Share increased by 31.8%,	We believe that the partisan divide in the Congress
and the return to our stockholders increased by 33.3%;	that has made it difficult to resolve the debt ceiling
these compare with an increase of 30.7% for the S&P	issue will be overcome, at least in the near term.
500. During both periods, the discount at which our	More critically, the continued inability of policy
shares traded continued to fluctuate and on June 30,	makers in Europe to decide who is to be saved, and
2011, it was 14.0%.	on what terms, increases the risk of the sovereign
debt crisis spreading from peripheral to core coun-
As detailed in the accompanying financial state-	tries. While Greece, Ireland, and Portugal play mod-
ments (unaudited), as of June 30, 2011, the net assets	est roles in the European Union with respect to trade,
applicable to the Company’s Common Stock were	they are fully integrated within its financial and bank-
$983,696,903 equal to $32.64 per Common Share.	ing systems. Because of Europe’s porous financial
borders, the crisis could affect trade, reduce demand
The increase in net assets resulting from opera-	for exports, and lead to recession.
tions for the six months ended June 30, 2011 was
$40,771,302. During this period, the net realized	Information about the Company, including our
gain on investments sold was $14,893,026, and	investment objectives, operating policies and
the increase in net unrealized appreciation was	procedures, investment results, record of dividend
$29,476,113. Net investment income for the	and distribution payments, financial reports and press
six months was $2,058,149, and distributions to	releases, is on our website and has been updated
Preferred Stockholders amounted to $5,655,986.	through June 30, 2011. It can be accessed on the
internet at www.generalamericaninvestors.com.
During the six months, 281,208 shares of the
Company’s Common Stock were repurchased for	By Order of the Board of Directors,
$8,015,335 at an average discount from net asset
value of 13.9%.	GENERAL AMERICAN INVESTORS COMPANY, INC.

Equity markets turned choppy in the second quarter,	Spencer Davidson
trading in a greater-than-average 8% range, reflect-	Chairman of the Board
ing the divergence between continuing positive cor-	President and Chief Executive Officer
porate earnings and an uncertain macro-economic	July 20, 2011
environment. Despite high levels of unemployment
and weak house prices, which have both dampened

			Value
Shares	COMMON STOCKS		(note 1a)
AEROSPACE/DEFENSE (2.9%)
325,000	United Technologies Corporation	(Cost $22,957,205)	$28,765,750
BUILDING AND REAL ESTATE (1.3%)
1,516,755	CEMEX, S.A. de C.V. ADR* (a)	(Cost $17,071,232)	13,044,093
COMMUNICATIONS AND INFORMATION SERVICES (6.7%)
960,000	Cisco Systems, Inc.		14,985,600
300,000	MSCI Inc. Class A (a)		11,304,000
700,000	QUALCOMM Incorporated		39,753,000
		(Cost $47,448,301)	66,042,600
COMPUTER SOFTWARE AND SYSTEMS (9.0%)
60,000	Apple Inc. (a)		20,140,200
1,015,000	Dell Inc. (a)		16,920,050
770,000	Microsoft Corporation		20,020,000
55,000	Nintendo Co., Ltd.		10.279,673
360,000	Teradata Corporation (a)		21,672,000
		(Cost $80,719,797)	89,031,923
CONSUMER PRODUCTS AND SERVICES (11.8%)
350,000	Diageo plc ADR*		28,654,500
450,000	Nestle S.A.		27,673,799
325,000	PepsiCo, Inc.		22,889,750
206,000	Towers Watson & Co. Class A		13,536,260
706,479	Unilever N.V.		23,107,720
		(Cost $81,170,410)	115,862,029
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (5.4%)
957,100	Republic Services, Inc.		29,526,535
630,000	Waste Management, Inc.		23,480,100
		(Cost $39,190,474)	53,006,635
FINANCE AND INSURANCE (23.4%)
BANKING (4.0%)
500,000	Bond Street Holdings LLC (a) (b)		10,250,000
475,000	JPMorgan Chase & Co.		19,446,500
110,000	M&T Bank Corporation		9,674,500
		(Cost $29,768,412)	39,371,000
INSURANCE (10.2%)
915,000	Arch Capital Group Ltd. (a)		29,206,800
245,000	Everest Re Group, Ltd.		20,028,750
37,500	Forethought Financial Group, Inc. Class A with Warrants (a) (c)		7,612,500
325,000	MetLife, Inc.		14,257,750
260,000	PartnerRe Ltd.		17,901,000
190,000	The Travelers Companies, Inc.		11,092,200
		(Cost $47,617,285)	100,099,000
OTHER (9.2%)
350,000	American Express Company		18,095,000
330,492	Aon Corporation		16,954,239
110	Berkshire Hathaway Inc. Class A (a)		12,771,550
1,666,667	Epoch Holding Corporation		29,750,006
605,000	Nelnet, Inc.		13,346,300
		(Cost $38,371,848)	90,917,095
		(Cost $115,757,545)	230,387,095

			Value
Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (6.5%)
40,000	Amgen Inc. (a)		$2,334,000
200,000	Celgene Corporation (a)		12,064,000
122,600	Cephalon, Inc. (a)		9,795,740
529,900	Cytokinetics, Incorporated (a)		662,375
564,500	Gilead Sciences, Inc. (a)		23,375,945
755,808	Pfizer Inc.		15,569,645
195,344	Poniard Pharmaceuticals, Inc. (a)		44,929
		(Cost $58,891,262)	63,846,634
MACHINERY AND EQUIPMENT (4.7%)
1,200,000	ABB Ltd. ADR*		31,140,000
900,000	The Manitowoc Company, Inc.		15,156,000
		(Cost $23,703,922)	46,296,000
METALS AND MINING (2.3%)
367,700	Alpha Natural Resources, Inc. (a)		16,708,288
150,000	Nucor Corporation		6,183,000
		(Cost $23,717,462)	22,891,288
MISCELLANEOUS (5.1%)
	Other (d)	(Cost $58,861,427)	50,513,746
OIL AND NATURAL GAS (INCLUDING SERVICES) (13.7%)
296,478	Apache Corporation		36,582,421
300,000	Canadian Natural Resources Limited		12,558,000
130,062	Devon Energy Corporation		10,250,186
715,000	Halliburton Company		36,465,000
2,050,000	Weatherford International Ltd. (a)		38,437,500
		(Cost $73,896,281)	134,293,107
RETAIL TRADE (17.6%)
575,000	Costco Wholesale Corporation		46,713,000
400,000	J.C. Penney Company, Inc.		13,816,000
331,000	Target Corporation		15,527,210
1,512,400	The TJX Companies, Inc.		79,446,372
333,000	Wal-Mart Stores, Inc.		17,695,620
		(Cost $71,856,319)	173,198,202
SEMICONDUCTORS (2.2%)
575,000	ASML Holding N.V.	(Cost $13,463,950)	21,252,000
TECHNOLOGY (3.4%)
750,000	International Game Technology		13,185,000
1,900,000	Xerox Corporation		19,779,000
		(Cost $34,368,474)	32,964,000
TOTAL COMMON STOCKS (116.0%)		(Cost $763,074,061)	1,141,395,102
Warrants	WARRANT
BANKING (0.3%)
225,000	JPMorgan Chase & Co., expires 10/28/2018 (a)	(Cost $2,865,853)	3,030,750

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
30,925,581	SSgA U.S. Treasury Money Market Fund (3.2%)	(Cost $30,925,581)	$30,925,581
TOTAL INVESTMENTS (e) (119.5%)		(Cost $796,865,495)	1,175,351,433
Liabilities in excess of cash, receivables and other assets (-0.2%)			(1,537,355)
PREFERRED STOCK (-19.3%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$983,696,903

* ADR - American Depository Receipt
(a) Non-income producing security.
(b) Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $10,000,000, unit cost is $20 per share and fair value is $20.50 per share, note 2. Fair value is based upon dated bid and transaction prices provided via the NASDAQ OMX Group, Inc. PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.
(c) Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $7,500,000, unit cost is $200 per share and fair value is $203 per share, note 2. Fair valuation is based upon a transaction and, secondarily, a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters.
(d) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(e) At June 30, 2011: the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $416,541,208, aggregate gross unrealized depreciation was $38,055,270, and net unrealized appreciation was $378,485,938.

Contracts			Value
(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
TECHNOLOGY
100	Apple Inc./July 2011/$335.00	(Premium Deposited with Broker $94,166)	$51,000

(see notes to financial statements)

	SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITION
Amgen Inc.	—	40,000	(b)
ADDITIONS
Alpha Natural Resources, Inc.	143,500	367,700	(c)
JPMorgan Chase & Co.	50,000	475,000
JPMorgan Chase & Co., Warrants expiring 10/28/2018	50,000	225,000
Nelnet, Inc.	15,000	605,000
DECREASES
ELIMINATIONS
Fidelity National Financial, Inc.	525,000	—
Transatlantic Holdings, Inc.	83,000	—
REDUCTIONS
American Express Company	25,000	350,000
Arch Capital Group Ltd.	30,000	915,000	(d)
CEMEX, S.A. de C.V. ADR	300,000	1,516,755
Cephalon, Inc.	139,500	122,600
Halliburton Company	10,000	715,000
The Travelers Companies, Inc.	10,000	190,000

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.
(c) Shares received in a merger with Massey Energy Company
(d) Includes shares received from a stock split.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30, 2011 is shown in the following table.

			PERCENT COMMON
INDUSTRY CATEGORY	COST(000)	VALUE(000)	NET ASSETS*
Finance and Insurance
Banking	$32,634	$42,402	4.3%
Insurance	47,617	100,099	10.2
Other	38,372	90,917	9.2
	118,623	233,418	23.7
Retail Trade	71,856	173,198	17.6
Oil and Natural Gas (Including Services)	73,896	134,293	13.7
Consumer Products and Services	81,171	115,862	11.8
Computer Software and Systems	80,720	89,032	9.0
Communications and Information Services	47,448	66,042	6.7
Health Care/Pharmaceuticals	58,891	63,847	6.5
Environmental Control (Including Services)	39,191	53,007	5.4
Miscellaneous**	58,861	50,514	5.1
Machinery and Equipment	23,704	46,296	4.7
Technology	34,369	32,964	3.4
Aerospace/Defense	22,957	28,766	2.9
Metals and Mining	23,718	22,891	2.3
Semiconductors	13,464	21,252	2.2
Building and Real Estate	17,071	13,044	1.3
	765,940	1,144,426	116.3
Short-Term Securities	30,925	30,925	3.2
Total Investments	$796,865	1,175,351	119.5
Other Assets and Liabilities - Net		(1,537)	(0.2)
Preferred Stock		(190,117)	(19.3)
Net Assets Applicable to Common Stock		$983,697	100.0%

* Net Assets applicable to the Company’s Common Stock. ** Securities which have been held for less than one year, not previously disclosed, and not restricted. (see notes to financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $763,074,061)		$1,141,395,102
Warrant (cost $2,865,853)		3,030,750
Money market fund (cost $30,925,581)		30,925,581
Total investments (cost $796,865,495)		1,175,351,433
RECEIVABLES AND OTHER ASSETS
Cash held by custodian in segregated account*	$3,517,271
Dividends, interest and other receivables	874,426
Qualified pension plan asset, net excess funded (note 7)	3,884,075
Prepaid expenses and other assets	2,321,517	10,597,289
TOTAL ASSETS		1,185,948,722

LIABILITIES
Payable for securities purchased	1,718,545
Accrued preferred stock dividend not yet declared	219,955
Outstanding option written, at value (premium received $94,166)	51,000
Accrued supplemental pension plan liability (note 7)	3,809,325
Accrued supplemental thrift plan liability (note 7)	3,452,697
Accrued expenses and other liabilities	2,883,122
TOTAL LIABILITIES		12,134,644

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 30,142,086 shares (note 5)		$983,696,903
NET ASSET VALUE PER COMMON SHARE		$32.64

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 30,142,086 shares at par value (note 5)	$30,142,086
Additional paid-in capital (note 5)	565,185,268
Undistributed net investment income (note 5)	5,779,653
Undistributed realized gain on investments	14,757,714
Accumulated other comprehensive income (note 7)	(4,820,981)
Unallocated distributions on Preferred Stock	(5,875,941)
Unrealized appreciation on investments	378,529,104

NET ASSETS APPLICABLE TO COMMON STOCK		$983,696,903

* Collateral for options written. (see notes to financial statements)

INCOME
Dividends (net of foreign withholding taxes of $491,759)	$9,099,500
Interest	16,238	$9,115,738
EXPENSES
Investment research	4,129,960
Administration and operations	1,543,972
Office space and general	829,946
Directors’ fees and expenses	142,281
Auditing and legal fees	140,707
Miscellaneous taxes	114,440
Transfer agent, custodian and registrar fees and expenses	82,950
Stockholders’ meeting and reports	73,333	7,057,589
NET INVESTMENT GAIN		2,058,149
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term, except for $303,487)	14,893,026
Net increase in unrealized appreciation on investments	29,476,113
NET GAIN ON INVESTMENTS		44,369,139
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$40,771,302

	Six Months Ended
	June 30, 2011	Year Ended
OPERATIONS	(Unaudited)	December 31, 2010
Net investment income	$2,058,149	$5,626,730
Net realized gain on investments	14,893,026	19,636,107
Net increase in unrealized appreciation	29,476,113	109,245,534
	46,427,288	134,508,371
Distributions to Preferred Stockholders:
From net investment income	—	(2,112,684)
From short-term capital gains	—	(878,926)
From long-term capital gains	—	(8,320,362)
Unallocated distributions	(5,655,986)	—
Decrease in net assets from Preferred distributions	(5,655,986)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	40,771,302	123,196,399
OTHER COMPREHENSIVE INCOME - Funded status of defined benefit plans (note 7)	—	44,177

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(2,427,967)
From short-term capital gains	—	(1,010,091)
From long-term capital gains	—	(9,562,040)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(13,000,098)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	7,219,220
Cost of Common Shares purchased	(8,015,335)	(30,842,134)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(8,015,335)	(23,622,914)
NET INCREASE IN NET ASSETS	32,755,967	86,617,564

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	950,940,936	864,323,372
END OF PERIOD (including undistributed net investment income of $5,779,653 and
$3,721,504, respectively)	$983,696,903	$950,940,936

(see notes to financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended
June 30, 2011 and for each year in the five-year period ended December 31, 2010. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months
	Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$31.26	$27.50	$21.09	$38.10	$40.54	$39.00
Net investment income	.07	.19	.11	.42	.31	.34
Net gain (loss) on securities -
realized and unrealized	1.50	4.37	6.94	(16.15)	3.39	4.72
Other comprehensive income	—	—	.07	(.25)	.02	.03
	1.57	4.56	7.12	(15.98)	3.72	5.09
Distributions on Preferred Stock:
Dividends from net investment income	—	(.07)	(.11)	(.11)	(.02)	(.04)
Distributions from net short-term capital gains	—	(.03)	(.05)	—	(.03)	(.01)
Distributions from net long-term capital gains	—	(.27)	(.19)	(.27)	(.36)	(.36)
Distributions from return of capital	—	—	(.01)	—	—	—
Unallocated	(.19)	—	—	—	—	—
	(.19)	(.37)	(.36)	(.38)	(.41)	(.41)
Total from investment operations	1.38	4.19	6.76	(16.36)	3.31	4.68
Distributions on Common Stock:
Dividends from net investment income	—	(.08)	(.10)	(.19)	(.33)	(.29)
Distributions from net short-term capital gains	—	(.03)	(.05)	—	(.38)	(.04)
Distributions from net long-term capital gains	—	(.32)	(.19)	(.46)	(5.04)	(2.81)
Distributions from return of capital	—	—	(.01)	—	—	—
	—	(.43)	(.35)	(.65)	(5.75)	(3.14)
Net asset value, end of period	$32.64	$31.26	$27.50	$21.09	$38.10	$40.54
Per share market value, end of period	$28.06	$26.82	$23.46	$17.40	$34.70	$37.12
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	4.62%*	16.24%	36.86%	(48.20%)	8.72%	16.78%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$983,697	$950,941	$864,323	$674,598	$1,202,923	$1,199,453
Ratio of expenses to average net assets
applicable to Common Stock	1.42%**	1.54%	1.93%	0.87%	1.11%	1.06%
Ratio of net income to average net assets
applicable to Common Stock	0.42%**	0.66%	0.46%	1.31%	0.78%	0.86%
Portfolio turnover rate	6.89%*	18.09%	24.95%	25.52%	31.91%	19.10%
PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$199,617	$200,000	$200,000
Asset coverage	617%	600%	555%	438%	701%	700%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.21	$24.95	$24.53	$21.90	$21.99	$24.44

*Not annualized **Annualized (see notes to financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires man-
agement to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of
U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. As of and during the period ended June 30, 2011, the Company did not have any liabilities for any unrec-
ognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associ-
ated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifica-
tions. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2011:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,123,532,602	—	$17,862,500	$1,141,395,102
Warrant	3,030,750	—	—	3,030,750
Money market fund	30,925,581	—	—	30,925,581
Total	$1,157,488,933	—	$17,862,500	$1,175,351,433
Liabilities
Option Written	($51,000)	—	—	($51,000)

The aggregate value of Level 3 portfolio investments changed during the six months ended June 30, 2011 as follows:

Change in portfolio valuations using significant unobservable inputs	Level 3
Fair value at December 31, 2010	$17,550,000
Net change in unrealized appreciation on investments	312,500
Fair value at June 30, 2011	$17,862,500

The increase in net unrealized appreciation included in the results of operations attributable to
Level 3 assets held at June 30, 2011 and reported within the caption Net change in
unrealized appreciation/depreciation in the Statement of Operations:	$312,500

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2011 amounted to $80,802,978 and $94,350,609, on long transactions, respectively.

4. WRITTEN OPTIONS - Transaction in collateralized put options during the six months ended June 30, 2011 was as follows:

	Contracts	Premiums
Options outstanding, December 31, 2010	—	—
Options written	409	$357,424
Options expired	(100)	(99,667)
Options exercised	(209)	(163,591)
Options outstanding, June 30, 2011	100	$94,166

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
30,142,086 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
June 30, 2011.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25.00 per share.
The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock on an annual basis. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these require-
ments since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members of the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption can be outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the six months ended June 30, 2011 and the year ended December 31, 2010 were as follows:

		Shares			Amount
	2011		2010	2011		2010
Increase in par value of shares issued in payment of dividends and
distributions (includes 277,555 shares issued from treasury)	—		277,555	—		$277,555
Increase in paid-in capital				—		6,941,665
Total increase				—		7,219,220
Decrease in par value of shares purchased (average discount from
NAV of 13.9% and 14.6%, respectively)	281,208		1,279,476	($281,208)		(1,279,476)
Decrease in paid-in capital				(7,734,127)		(29,562,658)
Total decrease				(8,015,335)		(30,842,134)
Net decrease				($8,015,335)		($23,622,914)

At June 30, 2011, the Company held in its treasury 1,838,786 shares of Common Stock with an aggregate cost in the amount of
$45,318,157.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the six months ended June 30,
2011 to its officers (identified on back cover) amounted to $3,423,750.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a por-
tion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2011 were:

Service cost	$212,081
Interest cost	390,208
Expected return on plan assets	(550,361)
Amortization of prior service cost	23,298
Recognized net actuarial loss	223,545
Net periodic benefit cost	$298,771

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the six months ended June 30, 2011 was $655,739. The qualified thrift plan acquired 9,600 shares and sold 3,306 shares of the Company’s Common Stock during the six months ended June 30, 2011 and held 558,429 shares of the Company’s Common Stock at June 30, 2011.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $544,400 for the six months ended June 30, 2011. Minimum rental commitments under the operating lease are approximately $1,075,000 per annum in 2012, $1,183,000 in 2013 through 2017, and $99,000 in 2018.

9. LITIGATION - The Company is subject to a legal action arising from a construction worker’s personal injury that is covered under the terms of its insurance policies. Defense and legal costs are being funded by the insurer; damages of an amount that is immaterial to the Company are being negotiated at this time. No liabilities or expenses have been incurred by the Company to date.

Purchases of the Company’s Common Stock as set forth in Note 5 on page 11, may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2011 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 25, 2011, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS
Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director

Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III

OFFICERS
Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENT AUDITORS	Company, LLC
Ernst & Young LLP	59 Maiden Lane
New York, NY 10038
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
To the Board of Directors and Stockholders of
GENERAL AMERICAN INVESTORS COMPANY, INC.

     We have reviewed the accompanying statement of assets and liabilities of Gen-
eral American Investors Company, Inc., including the statements of investments and put options written, as of June 30, 2011, and the related statements of opera-
tions and changes in net assets and financial highlights for the six-month period ended June 30, 2011. These financial statements and financial highlights are the responsibility of the Company’s management.

     We conducted our review in accordance with the standards of the Public Com-
pany Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the stan-
dards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.
Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.

     We have previously audited, in accordance with the standards of the Pub-
lic Company Accounting Oversight Board, the statement of changes in net as-
sets for the year ended December 31, 2010 and financial highlights for each of the five years in the period then ended and in our report, dated February 3, 2011 we expressed an unqualified opinion on such financial statements and financial highlights.

New York, New York
August 2, 2011	ERNST & YOUNG LLP

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS (a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2011	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	0	0.0000	0	1,034,139
02/01-02/28	0	0.0000	0	1,034,139
03/01-03/31	15,075	28.3198	15,075	1,019,064
04/01-04/30	132,082	28.5138	132,082	886,982
05/01-05/31	94,051	28.8982	94,051	792,931
06/01-06/30	40,000	27.6086	40,000	752,931
Total for year	281,208		281,208

Note- The repurchase program which began in March 1995 authorizes the registrant to repurchase the registrant’s common stock when the shares are traded at a discount from the underlying net asset value of at least 8%.
As of the beginning of the period, January 1, 2011, there were 1,034,139 shares available for repurchase under such authorization. As of the end of the period, June 30, 2011, there were 752,931 shares available for repurchase under this program.

                          (b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2011	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687
Total	0		0

Note- The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. This represents a repurchase program which began on
December 10, 2008. As of the beginning of the period, January 1, 2011, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2011, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 22, 2011.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2011, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the
"Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and
PFO, concluded that, as of June 30, 2011, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of
1940.

(a)(3) There were no written solicitations to purchase securities under Rule
23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: August 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
Spencer Davidson
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date: August 5, 2011

By: /s/Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: August 5, 2011